UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

Prime Medicine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41536	84-3097762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prime Medicine, Inc.

21 Erie Street
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)

(617) 564-0013

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	PRME	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Prime Medicine, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on March 9, 2023 (the “Original Form 8-K”). The Original Form 8-K furnished with the Securities and Exchange Commission an earnings release containing the Company’s financial results for the fourth quarter and year ended December 31, 2022. The sole purpose of this Amendment is to furnish a revised earnings release that corrects inadvertent errors in the earlier release that misstated the year-ended column headings in the Condensed Consolidated Balance Sheet Data (unaudited) table and the total liabilities for the year ended December 31, 2021. The updated version of the earnings release is furnished as Exhibit 99.1 hereto. No other modifications have been made to the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On March 9, 2023, Prime Medicine, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2022 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated March 9, 2023, furnished herewith.

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Medicine, Inc.

Date: March 10, 2023	By:	/s/ Keith Gottesdiener
Keith Gottesdiener
President and Chief Executive Officer